Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

BTCS

January 2025

www.btcs.com

Safe Harbor

The following presentation contains statements, estimates, forecasts, and projections regarding future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team regarding our blockchain infrastructure operations business, growth of our scalable business, predictability of our revenue and earnings stream from our operations, planned continued expansions including for ChainQ, and Builder+ our block builder, Builder+ revenue opportunities, plans regarding securing other proof of stake blockchains, and the potential opportunity of scalable revenue and business growth with limited additional costs. These statements may be identified by the use of words like “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “should,” and “seek,” and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings, the reluctance of users to use our products, a significant decrease in the value of our crypto asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our crypto assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 21, 2024. The increasing risk of legislation or regulation arising from custodial platforms that may help protect investors presents many unknowns to our business and may increase costs. Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s website (www.sec.gov) and on BTCS’s website (www.btcs.com). The content on our website is not incorporated into this presentation.

Comments From Our CEO

"In 2014, I recognized the growth potential of Bitcoin mining, and by year-end, BTCS became the first public company to mine Bitcoin. Unfortunately, we were ahead of the curve, and our operations couldn't withstand the 72% drop in Bitcoin's price in 2015. In 2017, early investors in BTCS went on to launch Riot Platforms and Marathon Holdings, and I personally handed Marathon a turnkey business model when it was approximately a $10 million market cap.

Over the past decade, I've continuously searched for the next transformative, regulatory-compliant opportunity in the crypto market suitable for public markets. Now, with the launch of our block-building operations in early 2024, ***I believe Ethereum infrastructure—focused on block-building and validation—represents the most compelling growth opportunity I've ever seen in the crypto space,*** *even more so than Bitcoin mining in 2017. Our approach offers significant revenue growth potential without requiring large capital investment in depreciating assets.*

The results speak for themselves. In 2024, ***BTCS surpassed its predefined performance revenue milestone of $3,712,500 (unaudited) a remarkable over 177% year-over-year growth****. Similar to 2014 when we were the first public company to mine Bitcoin, today we are the first and only public company focused on Ethereum infrastructure and block building."*

Charles Allen - CEO

BTCS Business Overview

BTCS Inc. is a technology company focused on blockchain infrastructure, with an emphasis on Ethereum.

Current Goal: *Drive scalable growth through a diverse range of blockchain-focused technological solutions, with a focus on block building and validator node operations.*

BTCS

Blockchain Infrastructure

NodeOps
Validator Node Operations

Builder+
Block Building

BTCS

BTCS Business Overview (cont.)

Blockchain Infrastructure

Our core blockchain infrastructure focuses on essential technology that supports decentralized networks. Our emphasis on Ethereum's ecosystem through block building and validator nodes positions us for scalable growth.

Foundational Technology

Blockchain infrastructure is the technology that enhances the security, efficiency, and accessibility of blockchain networks.

Network Security and Transaction Propagation

Blockchain infrastructure involves securing decentralized networks and facilitating critical processes that propagate blockchain transactions.

Supporting Core Operations

BTCS's operations support network consensus, security, and efficient transaction validation.

BTCS Business Overview (cont.)

NodeOps

Validator Node Operations

Validator nodes play a critical role in securing decentralized networks and supporting consensus.

Cloud-Based Validator Network

BTCS operates a network of cloud-based validator nodes across proof-of-stake (PoS) and delegated proof-of-stake (dPoS) blockchain networks. These nodes are vital to maintaining network security by participating in consensus protocols.

Transaction Validation and Block Proposals

Validator nodes confirm transactions (attestation) and propose new blocks, contributing to the integrity and functionality of the blockchain. This essential process supports network stability and trust.

Decentralization and Revenue Generation

By running validator nodes and staking crypto assets, BTCS enhances decentralization across supported networks and earns native token rewards, strengthening our revenue stream.

BTCS

BTCS Business Overview (cont.)

Builder+

Block Building

BTCS operates block builders, branded Builder+, to drive revenue by increasing block production and capitalizing on scalable Maximum Extractable Value (MEV) opportunities.

Scalable Revenue Generation

BTCS's block-building strategy focuses on maximizing gas fee revenue by constructing high-value blocks. This involves acquiring block space through strategic bidding to include the most profitable transactions in blocks proposed on-chain.

Algorithmic Optimization

Using advanced algorithms, Builder+ prioritizes transactions that maximize gas fees, enhancing revenue potential with every block.

Expansion Opportunities

BTCS may expand Builder+ beyond Ethereum, allowing us to initiate block-building activities across multiple networks as blockchain ecosystems evolve.

Ethereum Focus

Ethereum (ETH) is the foundation of BTCS's blockchain infrastructure strategy, with its unparalleled ecosystem and commitment to innovation aligning seamlessly with our vision for secure, scalable growth.

Ethereum Ecosystem Daily Active Users Have Grown 71% CAGR *



4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
In Millions
May 19
Jul 19
Sep 19
Nov 19
Jan 20
Mar 20
May 20
Jul 20
Sep 20
Nov 20
Jan 21
Mar 21
May 21
Jul 21
Sep 21
Nov 21
Jan 22
Mar 22
May 22
Jul 22
Sep 22
Nov 22
Jan 23
Mar 23
May 23
Jul 23
Sep 23
Nov 23
Jan 24
Mar 24
May 24

* VanEck: ETH 2030 Price Target and Optimal Portfolio Allocations

Ethereum Focus (cont.)

Proof-of-Stake (PoS) Consensus

Ethereum's shift to PoS aligns with BTCS's sustainable, scalable infrastructure focus, creating lower energy costs and increased staking rewards.

Deflationary Asset

Since the Merge, Ethereum's transition to PoS has introduced a deflationary mechanism, leading to a decline in total supply over time, in contrast to Bitcoin's continued inflationary nature.

Revenue Potential

Ethereum offers predictable staking revenue from validator operations and scalable revenue growth from block-building activities.

Network Growth

Continuous updates make Ethereum a long-term viable network with a solid growth trajectory, supporting our bullish stance.

Dominant Smart Contract Platform

Ethereum has the largest ecosystem of decentralized applications (dApps). It's the backbone for DeFi, NFTs, and enterprise adoption.

Net Supply Change *



ETH
BTC
2.99%
-0.14%
3.0%
2.0%
1.0%
0.0%
-1.0%
Sep-2022
Nov-2022
Jan-2023
Mar-2023
May-2023
Jul-2023
Sep-2023
Nov-2023
Jan-2024
Mar-2024
May-2024
Jul-2024
Sep-2024

Ethereum Revenue Distribution by Sector **



Other 1.4%
Advertising and Marketing 8.9%
Payments 20.4%
Infrastructure 18.8%
Gaming 1.8%
Finance 48.7%

* Net change in supply since Sep 14, 2022. https://ultrasound.money
** VanEck: ETH 2030 Price Target and Optimal Portfolio Allocations

ETH vs. BTC - Business Models Compared

Benefits of BTCS's Ethereum-focused strategy compared to public Bitcoin miners – Marathon Digital Holdings (MARA), Riot Platforms (RIOT), TeraWulf Inc. (WULF), and Hut 8 Mining Corp. (HUT).

Ethereum (ETH)

- Proof of Stake ("Staking")
- Hardware-Lite, Cloud-based Setup
- Environmentally Friendly (ESG-focused)
- Strong Growth Potential with Undervalued Opportunities
- High Scalability and Innovation Opportunities

Bitcoin (BTC)

- Proof of Work ("Mining")
- Capital-Intensive Hardware with Low Residual Value
- High Energy Consumption
- Established and Crowded Market
- Bitcoin halving led to material revenue declines



Asset Breakdown*
Depreciating Assets (PP&E)
Digital Assets
Other Assets
100%
80%
60%
40%
20%
0%
BTCS
HUT
MARA
RIOT
WULF



Gross Profit Margin **
60%
40%
20%
0%
-20%
BTCS
WULF
HUT
RIOT
MARA

* As of September 30, 2024
** Trailing 12-month (from September 30, 2024) gross margins based on public filing data obtained from WiseSheets Inc.

BTCS Revenue Growth

BTCS's block-building has driven double-digit revenue growth over recent quarters, underscoring the strategic value of focusing on Ethereum, the 2nd largest blockchain.

BTCS is positioned to capture substantial growth opportunities within the rapidly expanding industry through vertical integration across the transaction value chain through builder and validator operations.



BTCS Revenue Growth - QoQ
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4 *
Revenue
Cost of revenues



BTCS Revenue Growth - YoY
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
177%
FY 2023
FY 2024 **

* Unaudited as of December 31, 2024, and calculated based on and limited to the achievement of the $3,712,500 2024 FY revenue annual incentive performance milestone.
** Unaudited as of December 31, 2024, and limited to the $3,712,500 2024 FY revenue annual incentive performance milestone.

BTCS Ethereum Infrastructure

BTCS operates and stakes its crypto to validator nodes to generate revenue through native token rewards.

BTCS Ethereum Staking Infrastructure*

522

Ethereum validator nodes
(200 solo-staking nodes)

BTCS Ethereum (ETH) Holdings*

$30.2 M FMV of ETH held
9,060 ETH owned (~99% staked)
84% Percent of BTCS Assets

BTCS ETH Holdings



9,250
9,000
8,750
8,500
8,250
8,000
7,750
7,500
7,250
7,000
ETH
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4 *

BTCS Assets**



Other
16%
ETH
84%

* Unaudited as of December 31, 2024.

Block Building on Ethereum


BTCS
$
Block Space
Validator

Acquire Block Space

- *Process*: Builder+ strategically participates in the Proposer-Builder Separation (PBS) auction system, bidding to secure the right to populate the next block in the chain from the current validator.
- *Objective*: Obtain block space at an optimal price to maximize revenue.


Tx
Tx
Tx
Added to Block

Construct Optimized Block

- *Process*: Builder+ leverages advanced algorithms to select and sequence complaint* transactions from the public mempool and private order flow.
- *Objective*: Construct blocks that maximize the gas fee values within each block while adhering to compliance standards, creating high-value, efficient blocks.


$
Gas Fees
BTCS

Collect Gas Fees as Revenue

- *Process*: Builder+ receives gas fees from transactions added to successfully proposed blocks.
- *Objective*: Capture scalable revenue from gas fees, directly supporting BTCS's growth through sustained MEV opportunities.

* BTCS's does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses.

Builder Competitor Landscape

*Ethereum block-building is dominated by 3 large Builders accounting for over **91%** of all builder revenue in 2024.*

2024 Builder Market Revenue | $792m

YoY Builder Market Growth | 60.5%

Builder Market Share Over Time



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
Other
BTCS
Rsync
Titan
Beaverbuild

Builder Revenue 2024 (ETH)



120,000
100,000
80,000
60,000
40,000
20,000
-
115,650
92,894
28,763
886
21,545
Beaverbuild
Titan
Rsync
BTCS*
Other

Charts represent the distribution of market share of Ethereum block builders based on internal calculations following the methodology BTCS uses for its revenue recognition policies. Blockchain data from Ethereum's public ledger and USD/ETH prices from CoinMarketCap.com

*Unaudited

Vertical Integration and Scale Matter

	Searcher*	Builder	Relay	Validator
Beaver	✓	✓		
Titan		✓	✓	
Rsync	✓	✓		
Flashbots		✓	✓	
BTCS		✓	✓	✓

Our vertically integrated approach sets BTCS apart and enables accelerated growth in a regulatory-compliant fashion while not competing with, but rather attracting searcher order flow.



BTCS Order Flow (2024)
Transactions (Tx)
10.7 M
22.1 M
42.6 M
101.7 M
2024Q1
2024Q2
2024Q3
2024Q4

Builder+ has seen order flow increases every quarter in 2024, driving both revenue growth and improved builder margins.

* Based on management research, which may prove to be inaccurate and includes affiliations.

BTCS Supported Blockchain Technology

ChainQ

ChainQ is an intuitive platform that simplifies the process of accessing and analyzing blockchain data, enabling deeper insights into on-chain activity. ChainQ utilizes cutting-edge generative AI and advanced customized search functionalities and provides efficient querying of indexed and otherwise hard to access public on-chain data.


About
Sign In
ChainQ
by BTCS
AI Analytics
Custom Search
Cosmos
Query the blockchain...
START FREE TRIAL >
Check out what others are asking on ChainQ (click to explore)
What were the daily average transaction fees in last 10 days for each day?
Which transaction has the highest fee in USD?
How many transactions were made on 1/1/2024?
What is the total transaction amount in ATOM on 1/1/2024?
What are the total daily transaction fees in USD collected for rewards in last 10 days for each day?

www.chainq.com

BTCS

Financial Highlights

	FY 2023	9 Months Ended September 30, 2024
Financial Position		
Crypto Assets	17 tokens held (71% ETH)	17 tokens held (81% ETH)
Total Assets	$ 27,147,000	$ 26,533,000
Total Liabilities	($ 1,337,000)	($ 981,000)
Results of Operations		
Revenue	$ 1,340,000	$ 1,752,000
Costs of Revenues	($ 360,000)	($ 873,000)
Gross Margin	73%	50%
Change in Unrealized Appreciation (Depreciation) on Crypto Assets	$ 12,136,000	($ 237,052)
Net Income (loss)	$ 7,819,000	($ 3,511,000)
Net Income (loss) per share	$ 0.55 per share	($ 0.22) per share
Cash Flows		
Operating Activities	($ 3,562,000)	($ 2,388,000)
Investing Activities	$ 186,000	$ 531,000
Financing Activities	$ 2,688,000	$ 653,000

Management & Board

Management



Charles Allen
Chief Executive Officer & Chairman of the Board



Michal Handerhan
Chief Operating Officer & Director



Michael Prevoznik
Chief Financial Officer



Manish Paranjape
Chief Technology Officer



Benjamin Hunter
VP of Engineering

Independent Directors



Charlie Lee
Director



Melanie Pump
Director



Ashley DeSimone
Director

For full biographies of our Management team and Board of Directors, visit our website at www.btcs.com.

BTCS

Contact Us

Email: ir@btcs.com

IR Ph: 202-987-8368

www.btcs.com

Social Media Channels

www.twitter.com/NasdaqBTCS

www.linkedin.com/company/nasdaq-btcs

www.facebook.com/pg/NasdaqBTCS/posts/

www.youtube.com/c/BTCSInc

Discord: https://discord.gg/9vW5HkWBJG

www.medium.com/@BTCS

Appendix

BTCS

Corporate

BTCS

Cap Table

Equity Instrument	Outstanding(1)	Weighted-Average Strike Price(1)
Common Shares Outstanding (2)	19,000,612	-
Preferred Stock - Series V(3)	15,033,231	-
Restricted Stock Units (RSUs)	1,290,971	-
Options	2,614,568	$2.21
Warrants	712,500	$11.50

Common Stock Ownership Summary	Outstanding Shares(1)	% of Common Shares Outstanding
Public Float	12,738,709	67%
Shares Held by Insiders(2)	6,261,903	33%
Total - Common Stock(2)	**19,000,612**	

(1) Unaudited as of January 6, 2025.
(2) Includes 270,794 restricted shares of Common Stock held by employees that remain subject to forfeiture based on time-vesting conditions.
(3) Includes 98,294 restricted shares of Series V Preferred Stock held by employees that remain subject to forfeiture based on time-vesting conditions.

Conservative Funding Strategy Protects Investors



Historical EV at Funding Price and Book Value
$160
$140
$120
$100
$80
$60
$40
$20
$0
$20
$10
$0
$11.52
$0.80
$0.48
$2.70
$10.85
$0.12
$0.49
$0.03
$0.53
$0.44
$0.20
$1.63
$0.00
$0.25
$0.43
$6.22
2021 - BTCS was 1st of any U.S. public company to file 10k (Jan 28). Capitalized on $75m public float to facilitate S3 eligibility.
Result: 11.5m raised at $98m EV
2022
1st Ever Bividend
Result: $10.8m raised at $76m EV 100% step up from $38m pre-anc. EV
2023
Series V
Result: $2.8m raised at ~2x EV / book.
2024
Captured Administration Change Bull Run
Result: $6.2m raised at 3.1x EV / book
$98.3
$66.5
$65.2
$66.8
$76.4
$27.1
$21.0
$18.1
$24.2
$35.9
$37.1
$53.8
$46.7
$47.9
$128.8
4.2x Book
2.7x Book
2.1x Book
1.8x Book
1.8x Book
1.8x Book
1.2x Book
1.2x Book
1.2x Book
1.8x Book
2.2x Book
2.1x Book
1.4x Book
1.8x Book
3.1x Book
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
MC (m)
Preferred (m)
Book Value (m)
EV ($)
Cash Raised (m)

Disclaimer: The Series V is not currently traded on any U.S. exchanges, and U.S. investors can no longer trade the Series V on Upstream. Due to the absence of quoted trading prices for the Series V—which was designed to be similar to, our common stock—we have, for illustrative purposes, equated the value of the Series V to our common stock for displaying the enterprise value.

BTCS

Builder+

www.btcs.com/builder

BTCS

Basics of Transaction Flow on Ethereum

Mempool:
When a user initiates a transaction, it goes to the mempool, a temporary storage for pending transactions awaiting confirmation and inclusion in a block. Transactions in the mempool are publicly accessible and have associated fees that users pay to prioritize their inclusion on the blockchain.

Searcher:
Searchers monitor the public mempool for arbitrage opportunities, aiming to profit by bundling and reordering transactions. They inform builders of preferred bundles for the next block but don't construct blocks themselves.

Builder:
Builders construct blocks by rearranging transactions and bundles of transactions to maximize fees, then submit the block to validators. Their profit comes from the difference between total transaction fees and the fee paid to a validator.



Mempool
Builder
Validator
Next Confirmed Block
Searcher
Relay

Relay:
Relays enhance Ethereum's transaction process by securely facilitating communication between builders and validators, keeping block contents hidden from validators until signed.

Validator:
Validators propose blocks, choosing the one with the highest builder fee from submissions via relays. They sign and broadcast the selected block, which becomes part of the blockchain once confirmed by other validators.

Builders and Block Construction

What is Builder+?

Builder+ is our Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).

Builders monitor the Ethereum transaction queue (mempool) for pending transactions and transaction bundles and reorder them strategically to create an "optimized block" that contains transactions with the highest fees.

Builders pay a fee to purchase rights to block space from a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block



#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

Blockchain Infrastructure

BTCS

Delegated Proof-of-Stake Blockchain Mechanics*

What is Staking?

Staking cryptocurrencies involves supporting the consensus mechanism of a Proof-of-Stake blockchain. The process involves committing crypto assets to support and validate transactions on a blockchain network, earning rewards for successful verification of transactions.

Delegator's tokens are locked in network-based smart contracts ("Staked") with validator nodes as an incentive to ensure transaction validation adheres to the rules of the blockchain network.

Rewards are typically earned based on the number of tokens delegated to a node selected to validate transactions on a blockchain.



Token Holders
Blockchain Network
90% Rewards
1
3
10% Fee
Token Holder Delegation
Transaction Validation
2
Validator Node

1 **Token Holders** (Delegators) delegate their tokens to a Validator Node, but maintain their private keys (i.e. money), hence non-custodial.

2 **Validator Node** participates in the consensus mechanism and validates transactions.

3 **Blockchain Network** Rewards and Fees are distributed by the network directly to Token Holders and Validator Node operators.

*For illustrative purposes only, actual fees may differ based on blockchain and competition.

StaaS Comparison to a More Widely Known Business Model



airbnb
Individual Owns Property
Property Listed on Airbnb for Rent
Property Rented
Rental Fee
90%
10%
airbnb
Asset Held by Individual
Decision to Monetize Asset
Monetizing Activity
Earnings & Payouts
NodeOps
Individual Holds Crypto
Tokens Staked to BTCS Nodes
Transaction Validated
Blockchain Rewards
90%
10%
NodeOps

Individual chooses to monetize their assets. **Renting physical assets** to earn rental income on **Airbnb's** platform is a similar concept to **staking tokens** to earn rewards using **BTCS's** nodes.

Staked tokens are **delegated** to nodes to validate blockchain transactions and earn rewards.

Validator nodes operators earn a **fee** on rewards earned, similar to the **service fee** Airbnb charges for listing properties on its platform.

For illustrative purposes only. Airbnb and validator node operations are significantly different in many respects. Fees charged by Airbnb and validator node operators vary and are subject to change.

BTCS

ChainQ

https://chainq.com/

BTCS

ChainQ

ChainQ provides a simple way for crypto holders to access otherwise hard-to-obtain blockchain data, similar to Bloomberg for financial research or Westlaw for legal research. ChainQ utilizes cutting-edge generative AI and advanced customized search functionalities and provides efficient querying of indexed on-chain data.



About
Sign In
ChainQ
by BTCS
AI Analytics
Custom Search
Cosmos
Query the blockchain...
START FREE TRIAL >
Check out what others are asking on ChainQ (click to explore)
What were the daily average transaction fees in last 10 days for each day?
Which transaction has the highest fee in USD?
How many transactions were made on 1/1/2024?
What is the total transaction amount in ATOM on 1/1/2024?
What are the total daily transaction fees in USD collected for rewards in last 10 days for each day?

What is ChainQ?

ChainQ is an **AI driven** blockchain analytics platform designed to revolutionize the exploration of blockchain data.

Through comprehensive **indexing** of public blockchain data, ChainQ provides a straightforward method for users to query and analyze on-chain blockchain data.

With its **intuitive interface** and powerful features, including a simple UI, personalized search functionality, and insightful visualizations, ChainQ empowers users to explore, organize and understand blockchain data.

*ChainQ is currently available in **beta** with support for the **Cosmos (ATOM)** blockchain network. Additional blockchain network integrations are planned for the future based on market opportunity.*

Why is BTCS Launching ChainQ?

ChainQ leverages indexed data from BTCS's **blockchain infrastructure operations** to provide access to otherwise **hard-to-access** blockchain data which would not be accessible via Google searches or ChatGPT.

Highly Scalable	ChainQ offers the potential for a highly scalable software-as-a-service platform.
Large and Growing Addressable Market	Targeting an addressable market of 580 million global crypto users which grew by 34% in 2023.*
Limited AI Based Competition	Traditional blockchain explorers offer cumbersome navigation, while ChainQ leverages powerful AI and a simple graphical user interface (GUI).

* Crypto.com January 22, 2024, annual Crypto Market Sizing Report.

ChainQ - Featured Highlights


AI Analytics
Custom Search
Cosmos
Show me the 5 largest transactions in 2024
GO >
USD
ATOM
Visualize Results
Show SQL
Download CSV
Save Search
daily_avg_transaction_fee
X Axis
Transaction Date
Y Axis
daily_avg_transaction_fee
Chart Type
Bar

AI-Powered Queries

The user-friendly search bar enables users to ask questions in natural language.

Advanced Customized Searching

The advanced customized search feature goes beyond typical blockchain explorers. By specifying criteria such as date ranges, transaction wallets, transaction amounts, and more. Users can conduct precise searches tailored to their research needs.

Intuitive Visualizations

Display query results in intuitive charts and graphs.

Saved Searches

Saved searches give users quick access to previous queries.

Export Results

Export data in CSV and PNG formats.

BTCS

Blockchain Basics

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction.**

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization** and **transfer** without trusted intermediaries (banks, exchanges, etc.)

The internet changed the way people communicate with each other. Blockchains change the way people transact with each other.



Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Metaverse – Virtual extension of world



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
SOLANA
ethereum
cosmos
Polkadot
NEAR
CARDANO
AVALANCHE
polygon

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a multi-trillion market opportunity.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.



Gold Reserves
$18.14T[2]
Bitcoin
$1.85T[1]

Next-Generation PoS Blockchains

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.



Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains [3]
$623B[1]

Sources: (1) CoinMarketCap.com as of 12/31/2024, (2) Market Capitalization of Gold (Sep 2024) according to Ingoldwetrust.report , (3) Includes Ethereum, Solana, BNB, and Cardano.
The above was prepared by BTCS and reflects solely the opinion of BTCS and its management..

BTCS

Importance of Custody in Today's Environment

It is more crucial than ever to **educate** the public on the importance of taking control of their crypto assets through self-custody. Non-custodial staking offers a **secure and rewarding** solution for managing and growing your crypto assets with full control of your private keys.

Safeguarding

The safeguarding of customer funds continues to be a hot topic in the news. In light of collapses of crypto lending platforms and exchanges, including FTX, the phrase **"Not your keys, not your crypto",** has been more widely circulated. This phrase refers to the inherent risk of keeping crypto on exchanges that hold the private keys to your crypto assets.

Self-Custody

Non-custodial staking encourages holders of crypto to maintain control of their assets by moving them off-exchange and into more **secure digital wallets**, where crypto holders can control the security of their private keys instead of trusting unregulated third-parties.

Non-Custodial Staking

Staking from digital wallets enables you to participate in blockchain networks through delegation, creating the possibility to grow your holdings through staking rewards. This is considered **non-custodial staking,** as you retain control of your private keys during the delegation and staking process.

Differentiating Non-Custodial Staking Model

Staking to BTCS's nodes is **non-custodial**, which differs from staking and earn programs offered by centralized crypto exchanges that have faced recent regulatory scrutiny.

Custodial Staking	vs.	Non-Custodial Staking
• Crypto exchanges create wallets for **accounts** set up **on exchange** • Custodian has control over crypto assets (i.e. private keys) held in customer exchange accounts • Users do not maintain or control private keys • "Staked" assets are **pooled with others** by custodian • Actions of exchanges as the **controller of customer assets and pool operator** result in the expectation of profits from their efforts • **Exchanges** determine and have the ability to change the annual percentage return ("APR") and frequency of **reward distribution** • Typically, higher transaction fees		• Crypto holders purchase tokens on exchanges and transfer **off-exchange** to **digital wallets** • Users maintain control of private keys and direct staking activities from their wallets • Users control safeguarding of their assets • Validators do not take control of assets, so assets are not pooled with the validator • Operation of validator nodes is **ministerial in nature** and does not result in an expectation of profits by the efforts of others • **Each blockchain** determines the reward frequency, unbonding periods, as well as APR and **distributes rewards directly** to the delegator • Lower transaction fees
coinbase BINANCE		NodeOps

BTCS

Ethereum By the Numbers

Ethereum Statistics

Ethereum (ETH) is the foundation of BTCS's blockchain infrastructure strategy, with its unparalleled ecosystem and commitment to innovation aligning seamlessly with our vision for secure, scalable growth.



Total Staked ETH and Validator Growth
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Staked ETH (Millions)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Validators
Jan-2021
Jul-2021
Jan-2022
Jul-2022
Jan-2023
Jul-2023
Jan-2024
Jul-2024
Staked ETH
# of Validators

Source: Beaconcha.in

BTCS

Ethereum Statistics

16.7k Newcomers wrote code in Ethereum, 2.7x more than the next largest ecosystem

Number of Newcomers who wrote code in each crypto ecosystem in 2023



Developers
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
16,747
Ethereum has **2.7x** the number of devs as the next largest destination for new developers (Polygon)
Ethereum 16,747
Polygon 6,208
Other 5,096
Solana 4,705
BNB Chain (BSC) 3,802
Cosmos Network 3,194
Arbitrum 2,915
Polkadot Network 2,815
NEAR 2,798
Avalanche 2,440
Optimism 2,434
Internet Computer 2,096
Bitcoin 1,853
Celo 1,641
Starknet 1,291
Fantom 1,144
zkSync 1,121
Aptos 1,052
Filecoin 1,016
Flow 857
Kusama 811
Scroll 790
Base 788
Sui 692
Algorand 676
Moonbeam 661
Cardano 637
Gnosis 633
Hedera 554
Lightning 542
Aurora 450
MultiversX (Elrond) 396
Moonriver 373
Klaytn 336
Tezos 312
XRP 300
Tron 297
Stacks 289
Polygon zkEVM 280
Harmony 266
Stellar 248

Electric Capital: https://www.developerreport.com/developer-report?s=newcomers-joined-crypto-in-2023

BTCS

Ethereum Statistics

Today, developers are building across several clusters of interconnected ecosystems

More ecosystems are sharing more developers over time


2018
Bitcoin Cash
Bitcoin
Lightning
Stacks
Cosmos Network
Polkadot Network
Ethereum
Gnosis
2020
Lightning
Bitcoin
Stacks
Tezos
Gnosis
EOS
NEAR
Aurora
Optimism
Ethereum
zkSync
Celo
Filecoin
Acala
Polkadot Network
Cosmos Network
Starname
Moonbeam
Moonriver
Kusama
THORChain
Band Protocol
Akash Network
Regen Network
2023
Flow
Tezos
Aleph Zero
Astar Network
Stellar
ICON
Harmony
Terra Classic
Osmosis
Celestia
Polkadot Network
Kusama
Moonriver
Moonbeam
Terra
Juno
Linea
Algorand
Axelar
Cosmos Network
Boba
Sui
Fuel
Aptos
EVMOS
Lightning
Starknet
Aurora
Gnosis
Optimism
Base
Bitcoin
Solana
NEAR
zkSync
Ethereum
Stacks
Arbitrum
Celo
Rootstock
Scroll
Fantom
Polygon zkEVM
Avalanche
MultiversX (Elrond)
Filecoin
BNB
Polygon
Internet Computer

Electric Capital: https://www.developerreport.com/developer-report?s=newcomers-joined-crypto-in-2023

Ethereum Statistics

9,357 monthly active developers work on top 200 ecosystems outside of Bitcoin and Ethereum, down -31% year-over-year

Monthly active developers in top ecosystems (excluding Bitcoin & Ethereum)[1] vs. other ecosystems



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Developers
Jan 2016
Jan 2018
Jan 2020
Jan 2022
Jan 2024
Dec 2022
13,588
-31%
-4,231 devs
Top ecosystems
Dec 2023
9,357
Ethereum
Other ecosystems
Bitcoin

1 - Top Ecosystems include the top 200 ecosystems by network value or private valuation and top decentralized projects with over 50+ monthly active developers at the end of 2023, excluding Bitcoin and Ethereum.

Electric Capital: https://www.developerreport.com/developer-report?s=newcomers-joined-crypto-in-2023

Ethereum Statistics

By the end of 2023, 85% of Ethereum wallets' first transactions were related to DeFi

Distribution of Ethereum developers working on NFT and DeFi projects



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Developers
Jan 2018
Jan 2019
Jan 2020
Jan 2021
Jan 2022
Jan 2023
Jan 2024
85% of Ethereum wallets' first transaction was related to DeFi
NFT
DeFi

Electric Capital: https://www.developerreport.com/developer-report?s=newcomers-joined-crypto-in-2023

Ethereum vs Bitcoin Performance Comparison

The chart below illustrates the performance of a $10,000 investment in Ethereum and Bitcoin over a 5 year period.



MAX
10Y
5Y
1Y
YTD
6M
Dec 29, 2024 — Jan 4, 2025
BTC-USD: $126,074 (+1,160.74%)
ETH-USD: $246,727 (+2,367.27%)
3,000.00%
2,000.00%
1,000.00%
0.00%
'20
2021
2022
2023
2024
BTC-USD
ETH-USD

Source: Portfolios Labs as of January 4, 2025.